                                                                    EXHIBIT 99.4


                             Republic Bancorp Inc.
                         And D&N Financial Corporation
          Unaudited Pro Forma Condensed Combined Statements of Income
                   For the three months ended March 31, 1999
                     (In thousands, except per share data)


                                                                                                       D&N
                                                                                  Republic          Financial         Pro Forma
                                                                                Bancorp Inc.       Corporation        Combined
                                                                                ------------       -----------        ---------
INTEREST INCOME
  Loans, including fees                                                         $     34,761       $    25,870        $  60,631
  Securities and other                                                                   757             9,629           10,386
                                                                                ------------       -----------        ---------

          Total interest income                                                       35,518            35,499           71,017
                                                                                ------------       -----------        ---------
INTEREST EXPENSE
  Deposits                                                                            14,087            13,366           27,453
  Borrowings                                                                           6,156             8,524           14,680
                                                                                ------------        ----------        ---------
          Total interest expense                                                      20,243            21,890           42,133

NET INTEREST INCOME                                                                   15,275            13,609           28,884
PROVISION FOR LOAN LOSSES                                                                850               675            1,525
                                                                                ------------        ----------        ---------

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES                                   14,425            12,934           27,359
OTHER INCOME                                                                          36,773             3,813           40,586
OTHER EXPENSES                                                                        41,684             9,896           51,580
                                                                                ------------        ----------        ---------

INCOME BEFORE INCOME TAXES                                                             9,514             6,851           16,365
INCOME TAXES                                                                           3,378             2,151            5,529
                                                                                ------------        ----------        ---------

INCOME BEFORE PREFERED STOCK DIVIDENDS                                                 6,136             4,700           10,836
Preferred stock dividends                                                                -                 681              681
                                                                                ------------        ----------        ---------

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS                                     $      6,136        $    4,019        $  10,155
                                                                                ============        ==========        =========
EARNINGS PER COMMON SHARE
  Basic                                                                         $       0.26        $     0.43        $   0.25
  Diluted                                                                       ============        ==========        ========
                                                                                $       0.26        $     0.42        $   0.24
                                                                                ============        ==========        ========
WEIGHTED AVERAGE SHARES OUTSTANDING
  Basic                                                                               23,786             9,357          40,816
  Diluted                                                                             23,999             9,593          41,458

     See Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

              Republic Bancorp Inc. and D&N Financial Corporation
             Unaudited Pro Forma Condensed Combined Balance Sheet
                                March 31, 1999
                                (In thousands)

                                                                                      D&N
                                                                Republic          Financial          Pro Forma        Pro Forma
                                                              Bancorp Inc.        Corporation        Adjustments        Combined
                                                              -----------         -----------        -----------      ----------
ASSETS
      Cash and cash equivalents                               $    31,635         $    37,059                         $    68,694
      Mortgage loans held for sale                                620,670               8,134                             628,804
      Securities held to maturity                                       -              60,228                              60,228
      Securities available for sale                                45,150             591,888                             637,038
      Loans, net                                                1,203,032           1,309,981                           2,513,013
      Premises and equipment                                       19,029              18,818                              37,847
      Mortgage servicing rights                                    55,873               5,082                              60,955
      Other assets                                                 83,804              23,777        $      9,482  (2)    117,063
                                                              -----------         -----------        ------------     -----------
           TOTAL ASSETS                                       $ 2,059,193         $ 2,054,967        $      9,482     $ 4,123,642
                                                              ===========         ===========        ============     ===========
LIABILITIES
      Deposits                                                $ 1,378,922         $ 1,272,387                         $ 2,651,309
      Federal funds purchased, repurchase agreements
         and other short-term borrowings                           52,653              78,049                             130,702

      Federal Home Loan Bank advances                             312,008             529,003                             841,011

      Accrued expenses and other liabilities                      113,425              24,319        $     31,521  (1)    169,265

      Long-term debt                                               47,500               4,322                              51,822
                                                              -----------         -----------        ------------     -----------
           TOTAL LIABILITIES                                    1,904,508           1,908,080              31,521       3,844,109

PREFERRED STOCK OF SUBSIDIARY                                           -              28,719                              28,719

STOCKHOLDERS' EQUITY
      Preferred stock                                                   -                   -                                   -

      Common stock                                                118,893                  94              85,394  (3)    204,381

      Capital surplus                                              28,601              79,323             (85,394) (3)     22,530

      Retained earnings                                             7,426              38,857             (22,039) (1)     24,244

      Accumulated other comprehensive income (loss)                  (235)               (106)                               (341)
                                                              -----------         -----------        ------------     -----------
           TOTAL STOCKHOLDERS' EQUITY                             154,685             118,168             (22,039)        250,814
                                                              -----------         -----------        ------------     -----------
           TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY         $ 2,059,193         $ 2,054,967        $      9,482     $ 4,123,642
                                                              ===========         ===========        ============     ===========

   See Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

                        Notes to Republic Bancorp Inc.
                         and D&N Financial Corporation
          Unaudited Pro Forma Condensed Combined Financial Statements


(1) Consistent with generally accepted accounting principles, we expect that restructuring and merger related costs incurred to complete the merger will be deducted in determining net income in the period in which they are incurred. These costs will include appropriate accruals, reserves and charges for D&N to establish and take in respect of excess facilities and equipment capacity, severance costs, and write-offs of various assets; and other adjustments taking into account Republic's business plan following the merger. The pro forma financial statements do not give effect to any cost savings which may be realized in connection with the consolidation of our operations.

     Restructuring and merger related costs to combine the operations approximate $22 million on an after-tax basis. The Unaudited Pro Forma Condensed Combined Statements of Income do not reflect these charges. However, the Unaudited Pro Forma Condensed Combined Balance Sheet reflects these charges at that amount.

     It is anticipated that these charges will be recognized in the second quarter of 1999. The following table provides details of the estimated charges by type of cost:

                                                      Estimated Costs
                                                     ------------------
                                                     Pre-tax   Post-tax
     Types of Costs                                  Combined  Combined
     --------------                                  --------  --------
                                                       (in millions)
     Severance and employee benefit accruals.......     $10.4     $ 6.8
     Professional fees.............................       5.1       4.9
     Branch closings and real estate transactions..       8.7       5.6
     Systems.......................................       2.2       1.4
     Other.........................................       5.1       3.3
                                                        -----     -----

          Total....................................     $31.5     $22.0
                                                        =====     =====

(2) Income tax expense on pro forma adjustments is reflected using a 35% tax rate on deductible items. As a result, an estimated $9.5 million current and deferred tax benefit is reflected herein.

(3) These reclassifications conform D&N's capital structure to that of Republic based on D&N's shares outstanding as of March 31, 1999.